UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2011

INNOCAP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-153035	01–0721929
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		Number)

120 E Austin Street, Suite 202

PO Box 489

Jefferson, TX 75657-0489

(Address of principal executive offices)

Registrant's telephone number, including area code

903-665-7334

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240,l4a-12)

.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240,14d-2(b))

.	Pre-commencement communications pursuant to Rule I 3e-4(c) under the Exchange Act ( I 7 CFR 240, 13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (the "Current Report") contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document include, among others, statements regarding our capital needs, business plans and expectations. Such forward-looking statements involve assumptions, risks and uncertainties regarding, among others, the success of our business plan, availability of funds, government regulations both in the United States and internationally, if applicable, operating costs, our ability to achieve revenues, our business model and products and other factors. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expect", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential" or "continue", the negative of such terms or other comparable terminology. In evaluating these statements, you should consider various factors, including the assumptions, risks and uncertainties set forth in reports and other documents we have filed with or furnished to the Securities and Exchange Commission (the "SEC"). These factors or any of them may cause our actual results to differ materially from any forward-looking statement made in this document. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding future events, our actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. The forward-looking statements in this document are made as of the date of this document and we do not intend or undertake to update any of the forward-looking statements to conform these statements to actual results, except as required by applicable law, including the securities laws of the United States.

Unless otherwise indicated, in this Form 8-K, references to "we," "our," "us," the "Company," "Innocap" or the "Registrant" refer to Innocap, Inc.

Item 5.06 Change in Shell Company Status

In May 2011 the Company and its principal shareholders entered into agreements to sell a a controlling interest in the Company to Paul Tidwell who became its new president. He introduced a new business plan based on his more than 25 years of experience in various aspects of salvaging ships. He works and will continue to work fulltime implementing the Company’s new business plan of finding and salvaging sunken ships. Our new President, Paul Tidwell, has extensive experience in finding and salvaging sunken ships. Some of his activities have been filmed and shown on television networks including the History Channel and Discovery Channel.

To accomplish this new business plan, the Company will have to raise substantial debt or equity capital since each project is likely to require several million dollars. Each project will require a surface vessel and crew, small submarine, salvage equipment and sophisticated cameras and filming equipment. Initially, the Company will seek joint venture opportunities with investors known to our President because of their prior investments in salvage undertakings.. There are no assurances that the Company will be successful in obtaining the necessary financing and, if obtained, what the terms will be.

We will spend several months in 2011 identifying and selecting the specific projects that we will attempt to undertake initially and seek financing for those projects. As part of those plans we will consider applicable maritime and international laws concerning the ownership of any recovered items. We will also consider projects that may be attractive for the sale of video rights to the search and recovery efforts.

The agreements and activities described above have resulted in the effective commencement of our business plan and operations. Therefore, we believe that we are no longer a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

(d)  Exhibits

NONE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2011

Innocap, Inc.

(Registrant)

/s/ Paul Tidwell

Paul Tidwell

Chief Executive Officer and Chief Financial Officer

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